Defined Asset FundsSM
Focus Series
Capital Appreciation
Fundamental Research

IRA Ideal!

Pacific Rim Portfolio

Investing in the Potential of Asian Markets

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Merrill Lynch Research:
A Reputations for Excellence

With more than 500 equity research analysts globally, Merrill Lynch is a world-class research organization. Its Global Research & Economics Group provides in-depth coverage of more than 4,000 companies in 53 countries worldwide.

The Focus Series
Like each Portfolio in the Focus Series, the Pacific Rim Portfolio employs a research-driven "buy and hold" philosophy. Through a proprietary selection process, Merrill Lynch seeks out attractive stocks for the Portfolio from within promising Asian countries and industry sectors, and holds them for about two years. At the end of that time, the selection process may be reapplied, and a new Portfolio may be selected. At that time, you can either reinvest in the new Portfolio, if available, exchange your investment for another Focus or Select Series Portfolio, or redeem your investment.

Asian/Pacific Rim economies have seen their share of tumult, but behind the negative headlines, we believe the potential exists for attractive investment. Contrarian investors know that bad news can present special investment opportunities. At Merrill Lynch, we believe such opportunities can be found across the Asian/Pacific Rim region.

Defined Asset FundsSM, in conjunction with Merrill Lynch Research, is pleased to offer you a convenient way to participate in the potential of Pacific Rim markets with our new...
Pacific Rim Portfolio

Why Asia?

Asian governments and businesses are beginning to acknowledge their fiscal and monetary shortcomings of the recent past. The result is new economic policies and more consolidated corporations. We believe that over the long-term, Pacific Rim markets may show promising up-side potential for several reasons.

Company Balance Sheets Are Under Repair

Many Asian companies are deleveraging--they're paying their debts and selling off non-core assets. As they clean up their balance sheets, they may increase their equity value.

Currencies Are Stabilizing And Are Potentially Undervalued
Money and credit creation is down, and the decline in spending has increased savings. Deficits in certain Pacific Rim countries are already turning toward surpluses.



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As Liquidity Improves, Interest Rates May Fall
As regional economies deleverage and restructure, there is less borrowing from banks, which helps to build the economies' liquidity. As liquidity increases and corporate debt is paid down, interest rates could fall, creating an improved credit environment.

Capital Markets May Be Upgraded
As the corporate sector deleverages, banks stabilize and earnings volatility slows, capital markets in the region may be upgraded.

Foreign Direct Investment Is On The Rise
Many foreign companies are choosing to increase their profiles across the region, which can increase economic growth and consumer confidence.

Savings Rates
High domestic savings rates may be the single most important factor in each country's ability to turn around economically.

The Portfolio
The Pacific Rim Portfolio highlights 34 stocks from nine Pacific Rim countries that Merrill Lynch believes may benefit from some of these promising trends. The stocks are selected by the Merrill Lynch Global Research & Economics Group for their potential for growth over the two-year life of the Portfolio. Each stock in the Portfolio is also analyzed for market capitalization and liquidity by the Defined Asset Funds Research Group.

Portfolio Breakdown by Industry
Telecommunications                                    22%

Electronic Equipment                                  20%

Automobiles                                           10%

Money Center Banks                                     8%

Medical/Drugs                                          6%

Brewery                                                5%

Retail/Diversified                                     5%

Office Automation & Equipment                          4%

Steel                                                  4%

Distribution/Wholesale                                 3%
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Diversified Operations                                 3%

Electronic Component/Semiconductor                     3%

Construction                                           2%

Electric-Integrated                                    2%

Multimedia                                             2%

Paper Products                                         1%


A DEFINED PORTFOLIO

Company                                              Symbol
Japan
Bank of Tokyo-Mitsubishi, Ltd.                        MBK
         Through its global subsidiaries, the company offers commercial, investment and trust banking products and services. It was formed through the merger of the Bank of Tokyo and the Mitsubishi Bank on April 1, 1996.

Canon, Inc.                                          CANNY
         Canon makes color laser and high-speed copiers, midrange copiers, 35mm cameras and video equipment, as well as computer peripherals, aligners for semiconductor chip production, broadcasting lenses and medical equipment.

DDI Corporation                                      DDICF
         DDI provides long distance telephone services and mobile communications such as the Personal Handy-phone System (PHS) and cellular phone services.

Hitachi, Ltd.                                         HIT
         Hitachi builds communications and electronic equipment, heavy electronic and industrial machinery and consumer electronics, with subsidiaries in the chemical, wire and cable, shipbuilding and aerospace industries.

Honda Motor Company., Ltd.                            HMC
         The company develops, manufactures, distributes and finances motorcycles, automobiles and power products.

JUSCO Co., Ltd.                                      JUSCY



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         JUSCO provides a variety of retail consumer products and services, including clothing, food, household goods, electric appliances, furniture, cosmetics, tobacco and firearms.

Kirin Brewery Company, Ltd.                          KNBWY
         Kirin brews beer and produces soft drinks, food products, whiskey and pharmaceuticals. The company has 15 breweries located throughout Japan. Its "Kirin" brand beer is sold in more than 30 countries around the world.

Matsushita Electric Industrial Company, Ltd.          MC
         This company produces and markets video, audio, home systems, telecommunications and industrial equipment under the brand names National, Panasonic, Technics, Quasar, Victor and JVC.

NEC Corporation                                     NIPNY
         NEC manufactures and markets computers, telecommunications devices, electric appliances, circuit boards, instruments and accessories for medical equipment and aircraft, and serves as an information provider for computer communication.

Nippon Telegraph & Telephone Corporation             NTT
         NTT provides a variety of telecommunications services including telephone, telegraph, leased circuits, data communication, terminal equipment sales, and local and long-distance telephone services.

Softbank Corporation                                SFTBF
         Wholesaler of PC software and public of PC-related materials. The company is also engaged in the net-working and satellite broadcasting business.

Sony Corporation                                     SNE
         Sony develops and manufactures a variety of consumer and industrial electronic equipment and is active in the worldwide music and image-based software markets.

Suzuki Motor Corporation                            SZKMF
         Manufactures compact cars, motorcycles and related parts. The company makes automobiles in Canada, India, Pakistan and Spain.

Yamanouchi Pharmaceutical Co., Inc.                 YNCHF



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         Yamanouchi makes and sells pharmaceuticals for both human and veterinary use, and produces cosmetics and health foods through its subsidiaries.

Hong Kong
Asia Satellite Telecommunications Holdings, Ltd.     SAT
         Provides satellite transponder capacity through its subsidiaries in Asia.

China Telecom (Hong Kong), Ltd.                      CHL
         Provides cellular telecommunications services in the People's Republic of China.

HSBC Holdings plc                                    HBC
         The holding company for the HSBC Group, an international banking and financial services organization.

Hutchison Whampoa, Ltd.                             HUWHY
         Has extensive interests in shipping, food processing and distribution, retailing, manufacturing and real estate.

Indonesia
PT Indosat (Persero) Tbk*                            IT
         Provides domestic international telecommunications services.

Taiwan
Asustek Computer, Inc.+                             ASUJF
         Asustek manufactures and markets computer motherboards, Pentium II/Pentium Pro, Pentium and 486-based motherboards.

China Steel Corporation+                            CEESF
         Makes and sells various steel products.

Taiwan Semiconductor Manufacturing Company, Ltd.*    TSM
         An affiliate of Philips Electronics N.V., Taiwan Semiconductor makes integrated circuits based on its proprietary designs, offering a comprehensive set of integrated-circuit fabrication processes.

South Korea
Korea Electric Power Corporation*                    KEP
         KEPCO generates and supplies electric power to industrial and residential customers. The majority of the company is owned by the Korean government.



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Pohang Iron & Steel Company, Ltd.*                   PKX
         Pohang manufactures hot and cold rolled steel products, heavy plate and other steel products for construction and shipbuilding industries.

Samsung Electronics+                                SSEKF
         Manufactures precision and other electronic parts including TV, audio, VCR and PC parts, tuners, video head drums and precision motors.

SK Telecom Company, Ltd.*                            SKM
         Provides mobile telecommunications and paging services in Korea and India. The company offers subscribers digital cellular service and business features such as wireless fax and data transmission.

Thailand
Advanced Info Service Public Company, Ltd.          AVIVF
         This company has been granted a 20-year concession, expiring in the year 2010, to provide cellular phone services. Through its subsidiaries, it operates paging services.

Siam Cement Public Company, Ltd.                    SCVPF
         Siam Cement manufactures and distributes cement, construction materials, ceramics, steel, automotive accessories and petrochemicals.

Australia
News Corporation, Ltd.                               NWS
         This international media company's operations include the production and distribution of motion pictures and television programming, television, satellite and cable broadcasting and print publications.

Telstra Corporation, Ltd.                            TLS
         A full-service domestic and international telecommunications provider for Australia.

New Zealand
Telecom Corporation of New Zealand, Ltd.             NZT
         This company provides telecommunication services throughout New Zealand, offering local, national and international services to households and businesses.

Singapore
Asia Pulp & Paper Company, Ltd.*                     PAP



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         Through its subsidiaries, this company produces a variety of printing and writing paper, including coated and uncoated freesheets, cut-sized photocopier paper and stationery and carbonless paper.

Datacraft Asia, Ltd.                                DKKSF
         Designs, develops, markets and services data communications systems. The company builds telecommunications and Internet infrastructure and corporate information networks across Asia, New Zealand and the U.S.A.

Oversea-Chinese Banking Corporation, Ltd.           OVCNF
         This company provides banking and finance services, including retail and wholesale banking, investment management, stockbroking, corporate finance, venture capital, nominee and trustee services, property investment and development.

*American Depositary Receipts.

+Global Depositary Receipts.



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Defined Asset Funds -- Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

How to Get Started!



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You can start investing in the potential of the Pacific Rim markets today for about $250 for regular or retirement accounts. Call your Merrill Lynch Financial Consultant for a free prospectus containing more complete information including sales charges, expenses and risks including those associated with investing in international equities. Please read it carefully before you invest or send money.

Defining Your Risks

The following are important facts to keep in mind when considering this investment:

o The Portfolio is designed for investors who want to invest a portion of their assets in Asian equities. The Portfolio is concentrated in Asian stocks, particularly in Japanese issuers.

o The Portfolio may be considered speculative, and is appropriate for only those investors who can assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities. The Portfolio may also be affected by foreign government regulations, including currency freezes, and political developments.

o The value of your investment will fluctuate with the prices of the underlying stocks and with the value of the U.S. dollar relative to the various foreign currencies represented in the Portfolio. In general, Asian stocks have suffered significant declines in the last few years. There can be no assurance that this trend will not continue.

o This investment is not appropriate for investors seeking capital preservation or high current income.

o There can be no guarantee that the Portfolio will meet its objective or that Merrill Lynch research analysts will continue to recommend investment in the Portfolio's stocks.

Tax Reporting

Your taxable income is expected to include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. federal income taxes. This Portfolio may not be appropriate for foreign investors who would not be subject to U.S. withholding taxes if they directly owned the securities held by the Portfolio.



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Generally, dividends and any net capital gains will be subject to tax each year, whether or not invested. By holding this Fund for more than one year, investors may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%) for individuals. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

First-time investors pay an initial sales charge of about 1% when they buy. In addition, all investors pay a deferred sales charge of seven monthly payments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value each year of the Portfolio's two-year life ($35.00 total).

                               As a % of Public         Amount Per 1,000 Units
                                Offering Price

Initial Sales Charge                 1.00%                      $10.00
Deferred Sales Charge                1.75%                      $17.50
Year 1

Deferred Sales Charge                1.75%                      $17.50
Year 2
Maximum Sales Charge                 4.50%                      $45.00
Estimated Annual                    0.394%                       $3.90
Expenses (as a % of net
assets)
Estimated Organization                                           $1.60
Costs

If you sell your investment before the final deferred sales charge installment in either the first or second year, the remaining deferred sales charges for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.



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Amount Purchased                          Total Two-Year Sales Charge as a %
                                               of Public Offering Price

Less than $50,000                                       4.50%
$50,000 to $99,999                                      4.25%
$100,000 to $249,999                                    3.75%
$250,000 to $999,999                                    3.50%
$1,000,000 or more                                      2.75%

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

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